Principal Funds, Inc.

Supplement dated July 29, 2016
to the Statutory Prospectus dated December 31, 2015
(as supplemented on March 18, 2016, May 31, 2016, June 17, 2016, and June 30, 2016)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR CREDIT OPPORTUNITIES EXPLORER FUND

In the Purchase and Sale of Fund Shares section, add the following:

Effective as of the close of the New York Stock Exchange on or about September 1, 2016, the Credit Opportunities Explorer Fund will no longer be available for purchases from new investors. The Board of Directors has directed management to take appropriate steps to prepare the Fund to redeem its shares at net asset value and discontinue its operations, to be effectuated in the event the Board approves the Fund’s plan of liquidation (the “Plan”) at the Board’s September 13, 2016 meeting. If the Plan is approved, the Credit Opportunities Explorer Fund will be liquidated pursuant to the Plan on or about October 31, 2016.

FUND SUMMARY FOR INTERNATIONAL EQUITY INDEX FUND

In the Management section, under Sub-Advisor and Portfolio Manager, add the following alphabetically to the list of portfolio managers:

Jeffrey A. Schwarte (since 2016), Portfolio Manager

PURCHASE OF FUND SHARES

In the Purchase of Fund Shares section, add the following:

Credit Opportunities Explorer Fund
Effective as of the close of the New York Stock Exchange on or about September 1, 2016, the Credit Opportunities Explorer Fund will no longer be available for purchases from new investors. The Board of Directors has directed management to take appropriate steps to prepare the Fund to redeem its shares at net asset value and discontinue its operations, to be effectuated in the event the Board approves the Fund’s plan of liquidation (the “Plan”) at the Board’s September 13, 2016 meeting. If the Plan is approved, the Credit Opportunities Explorer Fund will be liquidated pursuant to the Plan on or about October 31, 2016.

DIVIDENDS AND DISTRIBUTIONS

Replace the fourth paragraph with the following:

For all classes (except Class S), dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid; however, you may authorize (on your application or at a later time) the distribution to be:

•	invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.